CUSIP No. 29 408 K                    13G                          Page 22 of 23


                                    EXHIBIT 2

                        Members of the Reporting Group(*)

NAME/ADDRESS
--------------------------------------------------------------------------------

Leon D. Black 1997 Five-Year Trust
Apollo Management, L.P.
Two Manhattanville Road
Purchase, New York  10577
Attention: Trustee

Leon D. Black Trust UAD 11/30/92 FBO Alexander Black
Apollo Management, L.P.
Two Manhattanville Road
Purchase, New York  10577
Attention: Trustee

Leon D. Black Trust UAD 11/30/92 FBO Benjamin Black
Apollo Management, L.P.
Two Manhattanville Road
Purchase, New York  10577
Attention: Trustee

Leon D. Black Trust UAD 11/30/92 FBO Joshua Black
Apollo Management, L.P.
Two Manhattanville Road
Purchase, New York  10577
Attention: Trustee

Leon D. Black Trust UAD 11/30/92 FBO Victoria Black
Apollo Management, L.P.
Two Manhattanville Road
Purchase, New York  10577
Attention: Trustee

Leon D. Black
Apollo Management, L.P.
1999 Avenue of the Stars, Suite 1900
Los Angeles, California  90067


     *The Leon D. Black 1997 Five-Year Trust and each of the persons listed above are the Reporting Persons. The Leon D. Black 1997 Five-Year Trust and each of the persons listed above are filing this Schedule 13G as joint filers and each are considered for purpose of this Schedule 13G to be members of a single group ("GROUP") within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 ACT"). This Schedule 13G is being filed to report that the Leon D. Black 1997 Five-Year Trust and each of the persons listed above beneficially own shares of Environmental Solutions Worldwide, Inc. ("ESW") as members of the Group, instead of individually, for purpose of complying with the reporting requirements of Section 13(d) of the 1934 Act. Other than as set forth in this Schedule 13G, each Reporting Person on this

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CUSIP No. 29 408 K                    13G                          Page 23 of 23


Schedule 13G declares, that by filing this Schedule 13G, such Reporting Person is not admitting beneficial ownership of any shares of ESW directly owned by each other Reporting Person, respectively.